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[Preferred Income Management Fund Logo]


DIRECTORS
      Richard I. Barr
      James G. Duff
      Stewart R. Horejsi

OFFICERS
      Stephen C. Miller
         President
      Carl D. Johns
         Vice President and Treasurer
      Laura Rhodenbaugh
         Secretary
      Stephanie Kelley
         Assistant Secretary

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED INCOME MANAGEMENT FUND?
         If your shares are held in a brokerage account,contact your broker.
         If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent--First Data Investor Services Group, Inc.
                  P.O. Box 1376
                  Boston, MA 02104
                  1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME MANAGEMENT FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


Quarterly Report February 28, 1999


--------------------------------------------------------------------------------
Dear Shareholder:

        As you can see, the format for this quarterly report has changed. In fact, Preferred Income Management Fund Incorporated (the "Fund") has seen a number of changes in the past few months. Already, we've seen a change in the Board of Directors, including a decrease in the number of Board seats, as well as changes in the officers of the Fund.

        Also, related to the January 15, 1999 resignation of the officers who were affiliated with Flaherty & Crumrine Incorporated ("F&C"), the Board of Directors recently voted to engage Boulder Administrative Services, LLC ("BAS") to provide certain essential administrative services to the Fund. These services had been previously provided by F&C, but necessarily relinquished when the F&C officers tendered their resignations. BAS will not only provide various services to the Fund, but will also employ the officers of the Fund, and provide the Fund's principal offices. BAS is owned by affiliates of Stewart Horejsi, a director of the Fund, as well as the representative for entities who control 42% of the Fund's common stock. The Fund will not see a significant increase in administrative expenses as a result of this engagement. The net increase to the Fund is less than 0.03% of the Fund's average net assets per annum. Most of the fee which will be paid to BAS for its services will be offset by a decrease in fees paid to F&C.

        Hopefully, by now, you have received, read, and voted your proxy for the Fund's directors and auditors. As we mentioned in the recent letter accompanying your proxy statement, we expect that shortly after the Annual Shareholders Meeting on April 21, 1999, Stewart Horejsi will make a formal proposal to the Board to make additional changes to the Fund. If the Board approves such changes, they will be submitted to all shareholders for approval. Furthermore, if approved, these changes are expected to broaden the objective of the Fund from "income" to "total return". With "total return" as an objective, it is expected that the Fund will eventually allocate a portion of its assets to common stocks, and thus eventually reduce its dividend payout. The primary effect of any change to the Fund's objective would be to broaden the universe of the Fund's available investments, giving it greater flexibility, and the opportunity for potentially greater returns. Along with any change in investment objective, it is likely the Fund will also change its name (and stock ticker symbol) in order to more fairly reflect its new investment objective. The Fund will continue to trade on the New York Stock Exchange.

        The Fund's net asset value ("NAV") as of March 19, 1999 was $15.19 per share and the market price was 12 3/16 per share. The Fund's monthly dividend rate of $0.077 gives an annual yield of 7.6% at current market. The Fund's total return based on NAV was 0.7% for the first quarter and -4.3% based on market price. A short discussion from the Fund's adviser follows.

                                             Sincerely,

                                             /s/ Stephen C. Miller,

                                             Stephen C. Miller,
                                             PRESIDENT


March 23, 1999


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Preferred Income Management Fund Incorporated

SUMMARY OF INVESTMENTS
FEBRUARY 28, 1999 (UNAUDITED)
-------------------------------------


                                                                                                         PERCENT OF
                                                                                            VALUE         TOTAL NET
                                                                                           (000'S)         ASSETS
                                                                                          --------       ----------

ADJUSTABLE RATE PREFERRED STOCKS
    Banking ......................................................................        $ 22,656           10.3%
    Utilities ....................................................................           6,621            3.0
                                                                                          --------          -----
        Total Adjustable Rate ....................................................          29,277           13.3
                                                                                          --------          -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
    Utilities ....................................................................          66,068           30.0
    Banking ......................................................................          47,377           21.5
    Financial Services ...........................................................          29,371           13.3
    Insurance ....................................................................          19,517            8.8
    Miscellaneous Industries .....................................................          14,713            6.7
                                                                                          --------          -----
        Total Fixed Rate .........................................................         177,046           80.3
                                                                                          --------          -----
TOTAL PREFERRED STOCKS  AND SECURITIES ...........................................         206,323           93.6
COMMON STOCKS
    Utilities ....................................................................             237            0.1
REPURCHASE AGREEMENT .............................................................           7,319            3.3
PURCHASED PUT OPTIONS ............................................................           5,409            2.4
                                                                                          --------          -----
TOTAL INVESTMENTS ................................................................         219,288           99.4
OTHER ASSETS AND LIABILITIES (NET) ...............................................           1,288            0.6
                                                                                          --------          -----
    TOTAL NET ASSETS .............................................................        $220,576          100.0%
                                                                                          ========          =====




FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------


                                                                                                          DIVIDEND
                                                     DIVIDEND        NET ASSET            NYSE          REINVESTMENT
                                                       PAID            VALUE          CLOSING PRICE       PRICE(1)
                                                     --------        ---------        -------------     ------------

December 31, 1998 ...........................         $0.8200          $15.27            $13.1250          $13.22
January 31, 1999 ............................          0.0770           15.17             12.0000           12.08
February 28, 1999 ...........................          0.0770           15.19             12.1875           12.22

-------------------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

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                                   Preferred Income Management Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
                           -----------------------------------------------------

OPERATIONS:
    Net investment income .....................................................................   $  3,206,852
    Net realized gain on investments sold .....................................................        376,828
    Net unrealized depreciation of investments during the period ..............................     (1,180,814)
                                                                                                  ------------
        Net increase in net assets from operations ............................................      2,402,866

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP* shareholders ............................     (1,230,141)
    Distributions paid from net realized capital gains to MMP* Shareholders(3) ................       (254,263)
    Dividends paid from net investment income to Common Stock Shareholders(2) .................     (4,194,217)
    Distributions paid from net realized capital gains to Common Stock Shareholders(3) ........     (4,977,690)
                                                                                                  ------------
    Net decrease in net assets ................................................................     (8,253,445)

NET ASSETS:
    Beginning of period .......................................................................    228,829,064
                                                                                                  ------------
    End of period .............................................................................   $220,575,619
                                                                                                  ============




                                                         FINANCIAL HIGHLIGHTS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period ......................................................     $    16.06
                                                                                                    ----------
    Net investment income .....................................................................           0.34
    Net realized gain and unrealized depreciation on investments ..............................          (0.08)
                                                                                                    ----------
    Net increase in net asset value resulting from investment operations ......................           0.26

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP* Shareholders ............................          (0.13)
    Distributions paid from net realized capital gains to MMP* Shareholders(3) ................          (0.03)
    Dividends paid from net investment income to Common Stock Shareholders(2) .................          (0.45)
    Distributions paid from net realized capital gains to Common Stock Shareholders(3) ........          (0.53)
    Change in accumulated undeclared dividends on MMP* ........................................           0.01
                                                                                                    ----------
    Total distributions .......................................................................          (1.13)
                                                                                                    ----------
    Net asset value, end of period ............................................................     $    15.19
                                                                                                    ==========
    Market value, end of period ...............................................................     $  12.1875
                                                                                                    ==========
    Common shares outstanding, end of period ..................................................      9,416,743
                                                                                                    ==========

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
    Net investment income .....................................................................           5.03%**
    operating expenses ........................................................................           1.58%**
SUPPLEMENTAL DATA:
    Portfolio turnover rate ...................................................................             14%

-----------------------------------------------------------------------------------------------

    Ratio of operating expenses to total average net assets including MMP* ....................           1.03%**

(1) These tables summarize the three months ended February 28, 1999 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1998.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TM) Stock.
**  Annualized.

REPORT FROM THE ADVISER

        The bottom line for the fiscal first quarter ending February 28, 1999 was that the Preferred Income Management Fund's preferred portfolio made money in a market that most fixed income investors found difficult.

        Interest rates have again demonstrated their ability to confound the so-called experts. Just when everyone "knew" that rates would go down, interest rates spiked up in February, returning roughly to the levels of last summer. This time the surprise was the strength in the domestic economy, which pushed aside the market's previous preoccupation with depressed economic conditions elsewhere around the world. Perhaps all this proves is that the crystal ball is basically an inferior tool for dealing with interest rate fluctuations.

        Rising interest rates caused the prices of most bonds and preferreds to fall, but there was little visible impact on the Fund because of the gains on its hedges. As a reminder, the Fund typically hedges by purchasing put options on Treasury futures and creating a "safety net" that is initially somewhat below the level of the market. For the hedge to pay off, rising interest rates must push market values down enough to reach that safety net.
That is exactly what happened in February.

        Strange as it may seem, it helps the Fund when interest rates move suddenly in either direction. Throughout its history, the Preferred Income Management Fund has typically turned in strong performance in good markets and held up well in weak markets. This is at least partially due to the combination of leverage and hedging used by the Fund. The Fund actually distinguishes itself least in flat, boring markets, but markets like that, fortunately, never seem to last very long!

        The preferred market also provided a helping hand in the fiscal first quarter by generally outperforming Treasury bonds on which the Fund's hedges are based. This made it possible to regain some of the ground lost last year when preferreds trailed Treasuries during the "flight to quality" caused by international financial fears. Market activity has improved significantly since then, and there are many interesting investment opportunities to choose from.